UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K /A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2011

Alamo Energy Corp.
 (Exact name of registrant as specified in Charter)

Nevada (State or other jurisdiction of incorporation)	000-52687 (Commission File Number)	98-0489669 (IRS Employer Identification No.)

10497 Town and Country Way, Suite 820, Houston, TX	77024
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (832) 436-1832

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 13, 2011, Alamo Energy Corp., a Nevada corporation, (the “Registrant”), filed its Current Report on Form 8-K (“Original Form 8-K”) in connection with the completion on April 12, 2011 of the acquisition of KYTX Oil and Gas, LLC, KYTX Pipeline, LLC, and KYTX Drilling Company, LLC (together, the “Operating Entities”).  The Registrant is filing this Amendment No. 1 to the Original Form 8-K to include (i) the audited financial statements of each of the Operating Entities, as required by Item 9.01 of Form 8-K, (ii) the unaudited pro forma financial information of the Registrant, as required by Item 9.01 of Form 8-K and (iii) amendments to the amount received in the First Installment pursuant to the Second Financing Agreement (as such capitalized terms are defined in the Original Form 8-K) with Eurasian Capital Partners Limited.

Item 1.01.  Entry into a Material Definitive Agreement.

Membership Interest Purchase and Sale Agreement

On April 12, 2011, Alamo Energy Corp. (the “Registrant”) entered into and closed a Membership Interest Purchase and Sale Agreement (the “Purchase Agreement”) with Range Kentucky Holdings, LLC, a Wyoming limited liability company (the “Seller”) pursuant to which the Registrant acquired all of the membership interests in each of the Seller’s wholly-owned subsidiaries KYTX Oil and Gas, LLC, KYTX Pipeline, LLC, and KYTX Drilling Company, LLC (collectively, the “Operating Entities”).  Pursuant to the terms of the Purchase Agreement, the Registrant paid an aggregate amount of consideration of $6,775,000 (the “Purchase Price”), which consists of $400,000 payable to Seller in cash at closing and $6,375,000 payable to Seller in shares of the Registrant’s common stock (“Equity Portion”). The Equity Portion of eight million five hundred thousand (8,500,000) shares of the Registrant’s common was calculated by dividing $6,375,000 by $0.75 (“Per Share Price”).  The Purchase Agreement contains customary representations and warranties by the Registrant and the Seller and indemnification provisions whereby the Seller will indemnify the Registrant for breaches of representations and warranties, breaches of covenants and certain other matters.  In connection with the Purchase Agreement and as described below, the Registrant entered into the Range Registration Rights Agreements, Lock-Up Agreement, Additional Shares Agreement, Development Agreement and Accounting Services Agreement.  This brief description of the Purchase Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Purchase Agreement as attached to this Current Report on Form 8-K as Exhibit 10.1.

The shares of Registrant’s common stock were issued in a transaction which the Registrant believes satisfies the requirements of that exemption from the registration and prospectus delivery requirements of the Securities Act, which exemption is specified by the provisions of Rule 506 of Regulation D promulgated pursuant to that act by the Securities and Exchange Commission.

Range Registration Rights Agreement

In connection with the Purchase Agreement, the Registrant entered into a registration rights agreement with the Seller (the “Range Registration Rights Agreement”) pursuant to which the Registrant is obligated to register for resale under the Securities Act an aggregate of three million (3,000,000) shares of common stock issuable to the Seller under the Purchase Agreement (“Registrable Shares”).  The Range Registration Rights Agreement provides that the Registrant will file a registration statement covering the resale of the Registrable Shares (“Registration Statement”) with the Securities Exchange Commission no later than 120 days following the date of the Range Registration Rights Agreement.  In the event the Registration Statement has not become effective on or before the 90th day after audits of the Operating Entities’ financial statements for fiscal years ending December 31, 2010 and 2009, have been completed (“Registration Failure”), the Registrant will make pro rata payments to the Seller as liquidated damages (“Special Damage Shares”) in an amount equal to 0.25% of the aggregate value of the Registrable Shares for each 30-day calendar period (or pro rata portion) following a Registration Failure until such failure is cured, up to a maximum  aggregate number of Special Damage Shares of no more than 0.50% of the aggregate value of all shares of Registrable Securities.  This brief description of the Range Registration Rights Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Range Registration Rights Agreement as attached to this Current Report on Form 8-K as Exhibit 10.2.

Lock-Up Agreement

In connection with the Purchase Agreement, the Registrant entered into a lock-up agreement with the Seller (the “Lock-Up Agreement”) pursuant to which the Seller agrees to restrict the sale of the shares of Common Stock held by the Seller such that during the one year period following the effective date of the Registration Statement. Specifically, the Seller will not sell or transfer more than the greater of one hundred thousand (100,000) Registrable Shares or the number of Registrable Shares equal to 7.5% of the average weekly trading volume of the Company’s common stock during the prior four calendar weeks.  This brief description of the Lock-Up Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Lock-Up Agreement as attached to this Current Report on Form 8-K as Exhibit 10.3.

Additional Shares Agreement

In connection with the Purchase Agreement, the Registrant entered into an additional shares agreement with the Seller (the “Additional Shares Agreement”) pursuant to which five million five hundred thousand (5,500,000) shares (“Protected Shares”) of the Equity Portion held by the Seller will be subject to downside price protection for a period of up to 24 months following the closing date of the Purchase Agreement (“Protection Period”).  The Additional Shares Agreement provides that if, during the Protection Period, the 10-day volume weighted average price (“VWAP”) of the Registrant’s common stock is less than or equal to $0.60 per share (“First Triggering Per Share Price”) , the Seller may elect to adjust the Per Share Price to equal the 10-day VWAP on the Triggering Date.  If, during the Protection Period, the 10-day VWAP is less than or equal to $0.35 per share (“Second Triggering Per Share Price”), the Seller may elect to adjust the Per Share Price to equal the 10-day VWAP on the Triggering Date.  The Triggering Date is the date the 10-day VWAP is less than or equal to the First Triggering Per Share Price or the Second Triggering Per Share Price, as applicable.  In the event there is an adjustment based on the First Triggering Per Share Price, the Registrant shall issue to the Seller the number of shares of common stock obtained by (i)  multiplying the number of Protected Shares  held by the Seller on the Triggering Date by the Per Share Price and (ii) subtracting the number of Protected Shares held by the Seller on the Triggering Date from the quotient obtained by dividing the product specified in (i) by the First Adjusted Per Share Price. In the event there is an adjustment based on the Second Triggering Price, the Registrant shall issue to the Seller the number of shares of common stock obtained by (a) multiplying the number of Protected Shares held by the Seller on the Triggering Date by the Per Share Price, and (b) subtracting the number of Protected Shares held by the Seller on the Triggering Date and any additional shares issued based on the First Triggering Per Share Price from the quotient so obtained by dividing the product specified in (a) by the Second Adjusted Per Share Price.  This brief description of the Additional Shares Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Additional Shares Agreement as attached to this Current Report on Form 8-K as Exhibit 10.4.

Development Agreement

In connection with the Purchase Agreement, the Registrant entered into a development agreement with the Seller (the “Development Agreement”) pursuant to which the Registrant agrees to undertake the development of the current or future assets of the Operating Entities and will provide for the development of other oil, gas or pipeline properties acquired by the Registrant within certain counties of Kentucky (“Development Area”).   The Registrant will identify and develop projects within the Development Area including:  (a) completion of wells already drilled with improvements in completion procedures; (b) acquisition of neighboring producing or shut in wells; (c) acquisition of new acreage and subsequent drilling of new wells; (d) acquisition and development of additional pipeline assets; and (e) drilling of new wells on existing or newly acquired leases. This brief description of the Development Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Development Agreement as attached to this Current Report on Form 8-K as Exhibit 10.5.

Accounting Services Agreement

In connection with the Purchase Agreement, the Registrant entered into an accounting services agreement with the Seller (the “Accounting Services Agreement”) pursuant to which the Seller agrees to provide accounting services to Registrant relating to the Operating Entities.  The accounting services include:  (a) calculation and payment of all royalties owed to landowners and other lease payments; (b) payment of accounts receivable; (c) collection, on a non-recourse basis, of accounts receivable; (d) computation and payment of severance and other taxes based on production; (e) gas balancing; and (f) payroll of employees of the Operating Entities.  As compensation for Seller’s accounting services, the Registrant will reimburse the Seller its actual costs of providing the accounting services, including direct employee overhead expenses, plus ten percent (10%) of such amount.  This brief description of the Accounting Services Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Accounting Services Agreement as attached to this Current Report on Form 8-K as Exhibit 10.6.

Note and Warrants

On April 12, 2011, the Registrant borrowed an additional and final installment of $115,095 from Eurasian Capital Partners Limited (“Eurasian”) pursuant to the original $2,000,000 Note and Warrant Purchase Agreement (“First Financing Agreement”) with Eurasian entered into in November 2009. The Registrant issued a senior secured convertible promissory note to Eurasian in the amount of $115,095 (“Note”).  The Note is due on November 18, 2012, or upon default, whichever is earlier, and bears interest at the annual rate of 8%.  The Note has an optional conversion feature by which Eurasian can convert the principal and accrued interest into shares of the Registrant’s common stock at a conversion price of $0.50 per share.  This brief description of the Note is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Note as attached in Exhibit 10.7 to this report. In connection with the Note, Eurasian also received warrants to purchase one hundred fifteen thousand ninety five (115,095) shares of the Registrant’s common stock at a purchase price of $1.00 per share (“Warrants”). The Warrants expire five years from the date of the investment.  This brief description of the Warrants is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Warrants as attached in Exhibit 10.8 to this report.

The Note and Warrants were issued in a transaction which the Registrant believes satisfies the requirements of that exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, which exemption is specified by the provisions of Regulation S promulgated pursuant to that act by the Securities and Exchange Commission.

Note and Warrant Purchase Agreement.

On April 12, 2011, the Registrant entered into a Note and Warrant Purchase Agreement with Eurasian (“Second Financing Agreement”) pursuant to which Eurasian agreed to lend up to Two Million Four Hundred Thousand Dollars ($2,400,000) to the Registrant in multiple installments in exchange for a senior secured convertible promissory note and warrants to purchase shares of the Registrant’s common stock.  The first installment of Four Hundred Ten Thousand Dollars ($410,000) (“First Installment”) was delivered on April 12, 2011, and the Registrant issued 410,000 warrants to Eurasian in connection with the First Installment.  Eurasian will lend additional installments to the Registrant in amounts as requested by the Registrant; provided however, that the Registrant provide the proposed use of proceeds for each requested amount.  Each proposed use of proceeds for each requested amount shall specify that the majority of the proceeds shall be used for the development of the current or future assets of the Operating Entities and for the development of other oil, gas or pipeline properties acquired by the Registrant pursuant to the Development Agreement, as described above.  Eurasian shall have sole discretion in determining whether the proposed use of proceeds meets the requirements.  This brief description of the Second Financing Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Second Financing Agreement as attached to this Current Report on Form 8-K as Exhibit 10.9.

In connection with the First Installment pursuant to the Second Financing Agreement, the Registrant issued an amended and restated senior secured convertible promissory note to Eurasian in the amount of $410,000 (“New Note”).   The New Note replaces, in its entirely, the senior secured promissory note dated April 12, 2011 in the amount of $460,000, as the amount received in the First Installment was $410,000.  The New Note is due on April 12, 2014, or upon default, whichever is earlier, bears interest at the annual rate of 8% and has an optional conversion feature by which Eurasian can convert the principal and accrued interest into shares of the Registrant’s common stock at a conversion price of $1.00 per share.  This brief description of the New Note is only a summary of the material terms and is qualified in its entirety by reference to the full text of the New Note as attached in Exhibit 10.10 to this report.  In connection with the New Note, the Registrant issued to Eurasian warrants to purchase 410,000 shares of the Registrant’s common stock at an exercise price of $1.25 per share (“New Warrants”).   The New Warrants replace, in their entirety, the warrants dated April 12, 2011 to purchase 460,000 shares of the Registrant's common stock.  The New Warrants expire five years from the date of the investment.  This brief description of the New Warrants is only a summary of the material terms and is qualified in its entirety by reference to the full text of the New Warrants as attached to this Current Report on Form 8-K as Exhibit 10.11.

The New Note and New Warrants were issued in a transaction which the Registrant believes satisfies the requirements of that exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”), which exemption is specified by the provisions of Regulation S promulgated pursuant to that act by the Securities and Exchange Commission.

Eurasian Registration Rights Agreement

In connection with the  Second Financing Agreement, the Registrant entered into a registration rights agreement with Eurasian (the “Eurasian Registration Rights Agreement”) pursuant to which the Registrant is obligated to register for resale under the Securities Act (i) the amount of shares of common stock issuable to Eurasian pursuant to the New Note, (ii) the shares of common stock issuable upon exercise of the New Warrants, and (iii) any shares of common stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event (“Registrable Securities”).  A registration statement covering the resale of 100% of the Registrable Securities (“Registration Statement’) will be filed with the Securities Exchange Commission no later than 120 days following the date of the Eurasian Registration Rights Agreement.  The Registrant shall use commercially reasonable best efforts to have the Registration Statement declared effective as promptly as possible after the filing thereof.  This brief description of the Eurasian Registration Rights Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Registration Rights Agreement as attached to this Current Report on Form 8-K as Exhibit 10.12.

Security Agreement

In connection with the Second Financing Agreement, the Registrant entered into a Second Amended and Restated Security Agreement with Eurasian (the “Security Agreement”) granting Eurasian all right, title and interest in and to the Registrant’s equipment, deposit accounts, cash, receivables, general intangibles and securities in order to secure the timely payment and performance in full of the Registrant’s obligations pursuant to the  Second Financing Agreement.  This brief description of the Security Agreement is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Range Registration Rights Agreement as attached to this Current Report on Form 8-K as Exhibit 10.13.

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 12, 2011, the Registrant completed the acquisition of certain assets from Range Kentucky Holdings, LLC pursuant to the Purchase Agreement as referenced in Item 1.01 of this report and is hereby incorporated by reference.  Upon the consummation of the Purchase Agreement, the Registrant became the sole member of the Operating Entities, holding all membership interests of each Operating Entity.  The Operating Entities own and operate (i) 71 wells located on approximately 4,040 acres in Kentucky, all of which are held by production, (ii) a 23-mile pipeline network capable of handling up to 9,000,000 mcf and (iii) drilling equipment including one drilling rig, one service rig and additional well-servicing equipment.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 for a description of the Note and the New Note, which is hereby incorporated by reference.

Item 3.02  Unregistered Sales of Equity Securities

See item 1.01 for a description of the Note, Warrant, New Note and New Warrant, which is hereby incorporated by reference.

Item 7.01 Regulation FD Disclosure.

On April 13, 2011, the Registrant issued a press release to announce that the Registrant entered into the Purchase Agreement with Range and the Second Financing Agreement with Eurasian.  A copy of the release is attached as Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act 1934, as amended, and is not incorporated by reference into any filing of the Registrant, whether made before or after the date of this report, regardless of any general incorporation language in the filing, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Exhibits.

(a) Financial statements of businesses acquired.

The audited financials statements of each of the Operating Entities are included below.

KYTX OIL & GAS, LLC
(An Exploration Stage Company)
REPORT AND FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

INDEPENDENT AUDITOR'S REPORT

To the Member of
KYTX Oil & Gas, LLC

We have audited the accompanying balance sheets of KYTX Oil & Gas, LLC (an exploration stage company) as of December 31, 2010 and 2009, and the related statements of operations, member’s equity and cash flows for the years then ended and for the period from inception (February 11, 2009) through December 31, 2010.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of KYTX Oil & Gas, LLC (an exploration stage company) as of December 31, 2010 and 2009 and the results of its operations and its cash flows for the years then ended and for the period from inception (February 11, 2009) through December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 4, the Company has incurred an operating loss and has an accumulated deficit.  These conditions raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 4.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Q Accountancy Corporation

Laguna Hills, California
June 3, 2011

KYTX OIL & GAS, LLC
(An Exploration Stage Company)
BALANCE SHEETS
DECEMBER 31, 2010 AND 2009

ASSETS
	2010	2009

Current assets:
Cash and cash equivalents	$83,215	$24,685
Receivables from affiliates	497,662	471,477
Other receivable	-	50,000
Total current assets	580,877	546,162

Oil and gas properties
Proved	144,569	106,262
Unproved	312,784	312,784
Property, plant and equipment
Well machinery and equipment	1,357,755	1,357,755
Furniture, fixtures and other	377,345	366,725
Less: accumulated depletion, depreciation and amortization	(700,435)	(383,100)
Net oil and gas properties, plant and equipment	1,492,018	1,760,216

Total assets	$2,072,895	$2,306,588

LIABILITIES AND MEMBER’S EQUITY

Current liabilities:
Accounts payable	$11,515	$178,974
Accrued liabilities	10,767	4,024
Note payable	-	11,299
Total current liabilities	22,282	194,297

Commitments and contingencies	-	-

Member’s Equity:
Member’s capital	3,051,714	2,698,651
Deficit accumulated during exploration stage	(1,001,101)	(586,360)
Total member’s equity	2,050,613	2,112,291

Total liabilities and member’s equity	$2,072,895	$2,306,588

See accompanying notes to financial statements.

KYTX OIL & GAS, LLC
(An Exploration Stage Company)
STATEMENTS OF OPERATIONS

	Year Ended December 31, 2010	Year Ended December 31, 2009	Inception (February 11, 2009) through December 31, 2010

Oil and gas revenues	$356,857	$-	$356,857

Operating costs and expenses:
Lease operating costs	67,012	183,954	250,966
Depletion, depreciation and amortization	317,335	383,100	700,435
Salaries, wages and related expense	77,452	2,448	79,900
Guaranteed payments	157,017	-	157,017
Legal and professional	28,447	5,389	33,836
Other general and administrative	124,160	10,037	134,197

Total operating costs and expenses	771,423	584,928	1,356,351

Loss from operations	(414,566)	(584,928)	(999,494)

Interest expense	-	(1,257)	(1,257)

Loss before provision for income taxes	(414,566)	(586,185)	(1,000,751)

Provision for income taxes	175	175	350

Net loss	$(414,741)	$(586,360)	$(1,001,101)

See accompanying notes to financial statements.

KYTX OIL & GAS, LLC
(An Exploration Stage Company)
STATEMENTS OF MEMBER’S EQUITY
FOR THE PERIOD FROM INCEPTION (FEBRUARY 11, 2009) THROUGH DECEMBER 31, 2010

	Member’s Capital	Deficit Accumulated During Exploration Stage	Total Member’s Equity

Balance, February 11, 2009	$-	$-	$-

Assets contributed for membership interest	1,800,544	-	1,800,544

Member contributions	968,107	-	968,107

Member distributions	(70,000)	-	(70,000)

Net loss	-	(586,360)	(586,360)

Balance, December 31, 2009	2,698,651	(586,340)	2,112,291

Member contributions	353,063	-	353,063

Net loss		(414,741)	(414,741)

Balance, December 31, 2010	$3,051,714	$(1,001,101)	$2,050,613

See accompanying notes to financial statements.

KYTX OIL & GAS, LLC
(An Exploration Stage Company)
STATEMENTS OF CASH FLOWS

	Year Ended December 31, 2010	Year Ended December 31, 2009	Inception (February 11, 2009) through December 31, 2010

Cash flows from operating activities:
Net loss	$(414,741)	$(586,360)	$(1,001,101)

Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depletion, depreciation and amortization	317,335	383,100	700,435
Loss of sale on assets	-	152,416	152,416

Changes in operating assets and liabilities:
(Increase) decrease in other receivable	50,000	(50,000)	-
Increase (decrease) in accounts payable	(167,459)	178,974	11,515
Increase in accrued liabilities	6,743	4,024	10,767

Net cash used in operating activities	(208,122)	82,154	(125,968)

Cash flows from investing activities:
Purchase of property and equipment	(48,927)	(544,676)	(593,603)
Proceeds from sale of oil and gas properties	-	70,000	70,000

Net cash used in investing activities	(48,927)	(474,676)	(523,603)

Cash flows from financing activities:
Advances from (to) affiliates, net	(26,185)	(471,477)	(497,662)
Payments on note payable	(11,299)	(9,423)	(20,722)
Member contributions	353,063	968,107	1,321,170
Member distributions	-	(70,000)	(70,000)

Net cash provided by financing activities	315,579	417,207	732,786

Net increase in cash	58,530	24,685	83,215

Cash and cash equivalents, beginning of period	24,685	-	-

Cash and cash equivalents, end of period	$83,215	$24,685	$83,215

Supplemental Cash Flow Information

Cash paid for:
Interest	$-	$1,257	$1,257
Income taxes	$-	$-	$-
Non-cash transactions:
Acquisition of property and equipment	$-	$1,800,544	$1,800,544

See accompanying notes to financial statements.

KYTX OIL & GAS, LLC
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

1.	BUSINESS AND ORGANIZATION

KYTX Oil & Gas, LLC (the "Company"), was formed as a limited liability company in the State of Kentucky on February 11, 2009.  The Company is engaged in the acquisition, exploration, and development of oil and gas properties primarily in Knox County, Kentucky.  The Company’s principal business is the acquisition of leasehold interests in petroleum and natural gas rights, either directly or indirectly, and the exploitation and development of properties subject to these leases.  The Company has not produced significant revenues from its principal business and is still developing its hydrocarbon resources and therefore is considered in the exploration stage as defined by ASC 915, Development Stage Entities.

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses.  Actual amounts could materially differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less when purchased, to be cash equivalents.

Fair Value of Financial Instruments

The Company is required to estimate the fair value of all financial instruments included on its balance sheet.  The carrying value of cash, accounts receivable, due to/from affiliates, accounts payable and accrued liabilities approximate their fair value due to the short period to maturity of these instruments.

KYTX OIL & GAS, LLC
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Oil and Gas Properties

The Company follows the full cost method of accounting for its investments in oil and gas properties. Under the full cost method, all costs associated with the exploration of properties are capitalized into appropriate cost centers within the full cost pool. Internal costs that are capitalized are limited to those costs that can be directly identified with acquisition, exploration, and development activities undertaken and do not include any costs related to production, general corporate overhead, or similar activities. Cost centers are established on a country-by-country basis.

Capitalized costs within the cost centers are amortized on the unit-of-production basis using proved oil and gas reserves. The cost of investments in unproved properties and major development projects are excluded from capitalized costs to be amortized until it is determined whether or not proved reserves can be assigned to the properties. Until such a determination is made, the properties are assessed annually to ascertain whether impairment has occurred. The costs of drilling exploratory dry holes are included in the amortization base immediately upon determination that the well is dry.

For each cost center, capitalized costs are subject to an annual ceiling test, in which the costs shall not exceed the cost center ceiling. The cost center ceiling is equal to i) the present value of estimated future net revenues computed by applying current prices of oil and gas reserves (with consideration of price changes only to the extent provided by contractual arrangements) to estimated future production of proved oil and gas reserves as of the date of the latest balance sheet presented, less estimated future expenditures (based on current costs) to be incurred in developing and producing the proved reserves computed using a discount factor of ten percent and assuming continuation of existing economic conditions; plus ii) the cost of properties not being amortized; plus iii) the lower of cost or estimated fair value of unproven properties included in the costs being amortized; less iv) income tax effects related to differences between the book and tax basis of the properties. If unamortized costs capitalized within a cost center, less related deferred income taxes, exceed the cost center ceiling, the excess is charged to expense and separately disclosed during the period in which the excess occurs.

KYTX OIL & GAS, LLC
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Wells and Equipment

Wells and equipment are stated at cost.  Expenditures for major additions and improvements are capitalized and minor replacements, maintenance, and repairs are charged to expense as incurred.  When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period.  Depreciation of property and equipment is computed using the units of production and straight line methods over the estimated useful lives of the assets.  Leasehold improvements are amortized over the shorter of the estimated useful life of the asset or the related lease term.

Impairment of Long-Lived Assets

The Company reviews the carrying values of its long-lived and intangible assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable.  In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets.

The factors considered by management in performing this assessment include current operating results, trends, and prospects, as well as the effects of obsolescence, demand, competition, and other economic factors.  For the years ended December 31, 2009 and December 31, 2010, the Company has not incurred an impairment loss on its long-lived assets.

Asset Retirement Obligation

The Company accounts for its future asset retirement obligations by recording the fair value of the liability during the period in which it was incurred. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. The increase in carrying value of a property associated with the capitalization of an asset retirement cost is included in proved oil and gas properties within the Company’s balance sheets. The Company depletes the amount added to proved oil and gas property costs using the units-of-production method and the straight-line basis over the life of the assets.

KYTX OIL & GAS, LLC
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Asset Retirement Obligation (Continued)

The Company’s asset retirement obligation consists of costs related to the plugging of wells, removal of facilities and equipment and site restoration on its oil and gas properties and gathering assets. The asset retirement liability is allocated to operating expense using a systematic and rational method.

Revenue Recognition

Working interest, royalty and net profit interests are recognized as revenue when oil and gas are sold, fees are determinable and collectability is reasonably assured.  The Company records the sale of its interests in prospects generally as a reduction to the cost pool without gain or loss recognition unless such a sale would significantly alter the relationship between capitalized costs and the proved reserves attributable to a cost center.  A significant alternation would typically involve a sale of 25% or more of the proved reserves related to a single full cost pool.  All terms of the sale are to be finalized and price readily determinable.

Income Taxes

The Company, as a limited liability company ("LLC"), is not subject to federal and state income tax.  The Company’s taxable income or loss is allocated to its member based on the member’s ownership interest in the LLC.  The member’s tax status, in turn, determines the appropriate income tax for its allocated share of the Company’s taxable income or loss.  Limited liability companies are subject to a fee based tax in the State of Kentucky with an annual minimum tax of $175.

Comprehensive Income (Loss)

The Company reports and displays its components of comprehensive income or loss in its financial statements with the same prominence as other financial statement amounts.  For the years ended December 31, 2010 and 2009, the Company had no other component of comprehensive loss other than its net loss as reported within the statements of operations.

KYTX OIL & GAS, LLC
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements

There were various updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company's consolidated financial position, results of operations or cash flows.

Reclassifications

Certain amounts in the 2009 financial statements have been reclassified for comparative purposes to conform to the current year presentation.

3.           CONCENTRATION OF CREDIT RISK AND ECONOMIC DEPENDENCY

The Company currently maintains substantially all of its day-to-day operating cash with a major financial institution.  At times, cash balances may be in excess of the $250,000 amount insured by the Federal Deposit Insurance Corporation ("FDIC").  Management believes the financial risk associated with these balances is minimal and has not experienced any losses to date.

The Company receives its well drilling and pipeline transportation services from affiliates having the same member as the Company.

4.           GOING CONCERN

The Company is in the exploration stage, has minimal revenues and has incurred losses from operations of $1,001,101 since inception and has used $125,603 in cash for operating activities since inception.  Due to the Company’s sustained losses, additional debt and equity financing may be required by the Company to fund its activities and to support operations.  There is no assurance that the Company will be able to obtain additional financing.  Furthermore, the Company's existence is dependent upon management's ability to develop profitable operations.  These factors, among others, raise substantial doubt that the Company will be able to continue as a going concern.

KYTX OIL & GAS, LLC
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

4.           GOING CONCERN (Continued)

Management is currently devoting substantially all of its efforts to complete a transfer of its membership interest with an oil and gas exploration and production company as further described in Note 12.  There can be no assurance that the Company's efforts will be successful, or that those efforts will translate in a beneficial manner to the Company. The accompanying statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

5.           TRANSACTIONS WITH AFFILIATES

The Company receives the majority of its drilling and pipeline transportation services from affiliates having the same member as the Company in exchange for non-interest bearing advances for the affiliate’s operating needs.  The Company’s receivables are due from the drilling and pipeline affiliates and are shown net of any advances due to the respective affiliate in accordance with ASC 210-20-05, Offsetting.  As of December 31, 2010 and 2009, the respective amounts due from and to the Company’s affiliates were as follows:

December 31, 2010	Receivable	(Payable)	Net

KYTX Drilling, LLC	$109,985	$(20,844)	$89,141
KYTX Pipeline, LLC	877,777	(469,256)	408,521

Total	$987,762	$(490,100)	$497,662

December 31, 2009	Receivable	(Payable)	Net

KYTX Drilling, LLC	$98,116	$(10,807)	$87,309
KYTX Pipeline, LLC	827,514	(443,345)	384,169

Total	$925,630	$(454,152)	$471,478

6.           OIL AND GAS PROPERTIES

The Company has a 100% working interest and 72.5% net royalty interest in 4,040 gross acres in the Knox County, Kentucky as further detailed below.

KYTX OIL & GAS, LLC
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

6.           OIL AND GAS PROPERTIES (Continued)

On February 11, 2009, the Company acquired its oil and gas properties, comprising of approximately 70 wells, and related well equipment and gathering assets in Knox County, Kentucky from a related party, with an original cost basis of $1,800,544, in exchange for membership interest in the Company.

The following table presents information regarding the Company’s net costs incurred in the purchase of proved and unproved properties and in exploration and development activities at December 31:

	2010	2009
Proved	$106,262	$106,262
Unproved	312,784	312,784
Exploration costs	-	-
Development costs	38,307	-

Total	$457,353	$419,046

The Company’s leasehold acquisition and exploration and development costs on its unproved properties were all incurred in the State of Kentucky.  Depletion expense was $8,600 and $18,864 for the years ended December 31, 2010 and 2009, respectively.

The following table sets forth a summary of oil and gas property costs not being amortized as of December 31, 2010, by the year in which such costs were incurred:

	Balance	2010	2009

Acquisition costs	$312,784	$-	$312,784
Exploration costs	-	-	-

Total	$312,784	$-	$312,784

The Company believes that the majority of its unproved costs will become subject to depletion within the next five to ten years, by proving up reserves relating to the acreage through exploration and development activities, by impairing the acreage that will expire before the Company explore or develop it further, or by making decisions that further exploration and development activity will not occur.

KYTX OIL & GAS, LLC
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

7.           PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following at December 31:

	2010	2009

Wells, machinery and equipment	$1,357,755	$1,357,755
Furniture, fixtures and office equipment	377,345	366,725
	1,735,100	1,724,480

Less: accumulated depreciation and amortization	(672,971)	(364,236)

	$1,062,129	$1,360,244

Depreciation and amortization expense was $308,735 and $364,236 for the years ended December 31, 2010 and 2009, respectively.

8.           SALE OF ASSETS

On November 5, 2009, the Company sold its interest in sixteen (16) oil and gas leases in Adair County and Russell County, Kentucky along with certain related wells, machinery and other gathering equipment in exchange for $120,000.  The Company recorded a loss on the transaction in the amount of $152,416 which is included in lease operating costs on the Company’s statement of operations for the year ended December 31, 2009.

9.           COMMITMENTS AND CONTINGENCIES

On January 1, 2010, the Company entered into a gas purchase and transportation agreement with an affiliated entity, KYTX Pipeline, LLC, which has the same member as the Company.  Pursuant to the agreement, the Company is to deliver up to 10,000 Mcf per day of natural gas produced to the KYTX Pipeline LLC’s pipeline system for sale and transportation.  This agreement is effective until terminated by the Company or KYTX Pipeline LLC upon a forty-five (45) day written notice.

The Company is subject to certain outside claims and litigation arising in the ordinary course of business. In the opinion of the Company’s management, based on consultation with legal counsel, the outcome of such matters are not expected to have a material effect on the Company’s financial position or results of operations.

KYTX OIL & GAS, LLC
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

11.           SUPPLEMENTAL OIL AND GAS RESERVE INFORMATION (Unaudited)

Reserve Quantities

The Company has estimated the following reserve quantity and future net cash flow information for its proved reserves located in the State of Kentucky in the United States as of December 31, 2010.  The determination of oil and gas reserves is based on estimates, which are highly complex and interpretive. The estimates are subject to continuing change as additional information becomes available.

Reserve Quantities	Oil (Bbls)	Gas (Mcf)
Proved Developed Reserves
Balance, February 11, 2009	-	-
Extensions and discoveries	-	-
Purchases	6,011	3,015,641
Production	-	-
Balance, December 31, 2010	6,011	3,015,641

Proved Undeveloped Reserves
Balance, December 31, 2010	14,123	9,404,976
Total Proved	20,134	12,420,617

During the period from inception (February 11, 2009) through December 31, 2010, the Company acquired an estimated 14,123 Bbls of proved undeveloped net oil reserves and 9,404,976 Mcf of proved undeveloped net gas reserves in place in connection with the Company’s acquisition of assets from a related party consisting of approximately seventy-five (75) wells.  None of the proved undeveloped oil reserves were converted during the period ended December 31, 2010 as the Company is reviewing the production performance and assessment of the remaining recoverable resources.  In addition, there were no proved undeveloped reserves over five (5) years.

Standardized Measure of Discounted Future Net Cash Flows

The standardized measure of discounted future net cash flows is provided using the 12-month unweighted arithmetic average. The oil price used as of December 31, 2010 was $70.28 per Bbl of oil and $4.95 per Mcf of gas. Future production costs are based on year-end costs and include severance and ad valorem taxes of approximately 4.5%. Each property that is leased by the Company is also charged with field-level overhead in the reserve calculation. The present value of future cash inflows is based on a 10% discount.

KYTX OIL & GAS, LLC
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

11.           SUPPLEMENTAL OIL AND GAS RESERVE INFORMATION (Unaudited) (Continued)

The Company used discounted future net cash flows, which is calculated without deducting estimated future income tax expenses, and the present value thereof as one measure of the value of the Company's current proved reserves and to compare relative values among peer companies without regard to income taxes.  While future net revenue and present value are based on prices, costs and discount factors which are consistent from company to company, the standardized measure of discounted future net cash flows is dependent on the unique tax situation of each individual company.  As of December 31, 2010, the present value of discounted future net cash flows and the standardized measure of discounted future net cash flows are equal because the effects of estimated future income tax expenses are zero.

Management cautions that the standard measure of discounted future net cash flows should not be viewed as an indication of the fair market value of natural gas and oil production properties, nor of the future cash flows expected to be generated there from.  The information presented does not give recognition to future changes in estimated reserves, selling prices or costs.

Standardized Measure of Discounted Future Net Cash Flows	December 31, 2010

Future cash flows	$62,818,514
Future production costs	(29,575,460)
Future development costs	(13,717,300)
Future income taxes	-
Future net cash flows before discount	19,525,754
Present value discount @ 10%	(16,185,389)
Standardized measure of discounted future net cash flows	$3,340,365

Changes in the Standardized Measure of Discounted Future Net Cash Flows	December 31, 2010

Standardized measure of discounted future net cash flows at February 11, 2009 (inception)	$-
Purchases of reserves in place	62,818,514
Changes in estimated future production and development costs	(59,188,304)
Sales of oil and gas produced, net of production costs	(289,845)
Net change in income taxes	-
Standardized measure of discounted future net cash flows	$3,340,365

KYTX OIL & GAS, LLC
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

12.	SUBSEQUENT EVENTS

On April 12, 2011, the Company’s sole member entered into a membership interest purchase and sale agreement ("MIPSA") with Alamo Energy Corp ("Alamo").  Under the terms of the MIPSA, Alamo acquired 100% of the Company’s membership interest, along with the related affiliate entities, in exchange for cash and common stock of Alamo.  In addition, Alamo entered into a development agreement whereby Alamo will fund and further develop the Company’s existing oil and gas properties as well as seek to acquire additional oil and gas leases within the specified development area in Kentucky.  As a result of the transaction, the Company became a wholly owned subsidiary of Alamo.

The Company has evaluated its subsequent events through June 13, 2011, the date these financial statements were available to be issued.

KYTX PIPELINE, LLC
(An Exploration Stage Company)
REPORT AND FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

INDEPENDENT AUDITOR'S REPORT

To the Member of
KYTX Pipeline, LLC

We have audited the accompanying balance sheets of KYTX Pipeline, LLC (an exploration stage company) as of December 31, 2010 and 2009, and the related statements of operations, member’s equity and cash flows for the years then ended and for the period from inception (February 11, 2009) through December 31, 2010.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of KYTX Pipeline, LLC as of December 31, 2010 and 2009 and the results of its operations and its cash flows for the years then ended and for the period from inception (February 11, 2009) through December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 4, the Company has incurred an operating loss and has an accumulated deficit.  These conditions raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 4.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Q Accountancy Corporation

Laguna Hills, California
June 3, 2011

KYTX PIPELINE, LLC
(An Exploration Stage Company)
BALANCE SHEETS
DECEMBER 31, 2010 AND 2009

ASSETS
	2010	2009
Current assets:
Cash and cash equivalents	$26,619	$182,126

Total current assets	26,619	182,126
Property, plant and equipment
Pipeline, plant and equpiment	1,501,576	1,501,576
Furniture, fixtures and other	52,636	52,636
Less: accumulated depreciation and amortization	(756,095)	(424,000)
Net property, plant and equipment	798,117	1,130,212

Total assets	$824,736	$1,312,338

LIABILITIES AND MEMBER’S EQUITY
Current liabilities:
Accounts payable	$11,767	$73,229
Accrued liabilities	2,651	5,481
Payable to affiliates	348,632	325,169
Total current liabilities	363,050	403,879

Commitments and contingencies	-	-

Member’s Equity:
Member’s capital	1,677,492	1,626,422
Deficit accumulated during exploration stage	(1,215,806)	(717,963)
Total member’s equity	461,686	908,459

Total liabilities and member’s equity	$824,736	$1,312,338

See accompanying notes to financial statements.

KYTX PIPELINE, LLC
(An Exploration Stage Company)
STATEMENTS OF OPERATIONS

	Year Ended December 31, 2010	Year Ended December 31, 2009	Inception (February 11, 2009) through December 31, 2010

Oil and gas revenues	$107,223	$294,478	$401,701

Operating costs and expenses:
Lease operating costs	147,855	277,755	425,610
Depreciation and amortization	332,095	424,000	756,095
Salaries, wages and related expense	95,955	130,204	226,159
Guaranteed payments to member	-	55,740	55,740
Other general and administrative	29,576	120,780	150,356

Total operating costs and expenses	605,481	1,008,479	1,613,960

Loss from operations	(498,258)	(714,001)	(1,212,259)

Other income (expense):
Interest expense	(10)	(3,787)	(3,797)
Other income (expense)	600	-	600

Total other income (expense)	590	(3,787)	(3,197)

Loss before provision for income taxes	(497,668)	(717,788)	(1,215,456)

Provision for income taxes	175	175	350

Net loss	$(497,843)	$(717,963)	$(1,215,806)

See accompanying notes to financial statements.

KYTX PIPELINE, LLC
(An Exploration Stage Company)
STATEMENTS OF MEMBER’S EQUITY
FOR THE PERIOD FROM INCEPTION (FEBRUARY 11, 2009) THROUGH DECEMBER 31, 2010

	Member's Capital	Deficit Accumulated During Exploration Stage	Total Member’s Equity

Balance, February 11, 2009	$-	$-	$-

Assets contributed for membership interest	1,554,212	-	1,554,212

Member contributions	72,210	-	72,210

Net loss	-	(717,963)	(717,963)

Balance, December 31, 2009	1,626,422	(717,963)	908,459

Member contributions	51,070	-	51,070

Net loss		(497,843)	(497,843)

Balance, December 31, 2010	$1,677,492	$(1,215,806)	$461,686

See accompanying notes to financial statements.

KYTX PIPELINE, LLC
(An Exploration Stage Company)
STATEMENTS OF CASH FLOWS

	Year Ended December 31, 2010	Year Ended December 31, 2009	Inception (February 11, 2009) through December 31, 2010
Cash flows from operating activities:
Net loss	$(497,843)	$(717,963)	$(1,215,806)

Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	332,095	424,000	756,095

Changes in operating assets and liabilities:
Increase (decrease) in accounts payable	(61,462)	73,229	11,767
Increase (decrease) in accrued liabilities	(2,830)	5,481	2,651

Net cash used in operating activities	(230,040)	(215,253)	(445,293)

Cash flows from financing activities:
Advances from (to) affiliates, net	23,463	325,169	348,632
Member contributions	51,070	72,210	123,280

Net cash provided by financing activities	74,533	397,379	471,912

Net increase (decrease) in cash	(155,507)	182,126	26,619

Cash and cash equivalents, beginning of year	182,126	-	-

Cash and cash equivalents, end of year	$26,619	$182,126	$26,619

Supplemental Cash Flow Information
Cash paid for:
Interest	$10	$3,787	$3,797
Income taxes	$-	$-	$-
Non-cash transactions:
Acquisition of property and equipment	$-	$1,554,212	$1,554,212

See accompanying notes to financial statements.

KYTX PIPELINE, LLC
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

1.	BUSINESS AND ORGANIZATION

KYTX Pipeline, LLC (the "Company"), was formed as a limited liability company in the State of Kentucky on February 11, 2009.  The Company is engaged in the transportation of hydrocarbon resources primarily in Knox County, Kentucky.  The Company has not produced significant revenues from its principal business and is still developing its hydrocarbon resources and therefore is considered in the exploration stage as defined by ASC 915, Development Stage Entities.

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses.  Actual amounts could materially differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less when purchased, to be cash equivalents.

Fair Value of Financial Instruments

The Company is required to estimate the fair value of all financial instruments included on its balance sheet.  The carrying value of cash, accounts receivable, due to/from affiliates, accounts payable and accrued liabilities approximate their fair value due to the short period to maturity of these instruments.

Property and Equipment

Property and equipment are stated at cost.  Expenditures for major additions and improvements are capitalized and minor replacements, maintenance, and repairs are charged to expense as incurred. When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period.

KYTX PIPELINE, LLC
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and Equipment (Continued)

Depreciation of property and equipment is computed using the straight-line method over the estimated useful lives of the assets, which range from three to ten years.  Leasehold improvements are amortized over the shorter of the estimated useful life of the asset or the related lease term.

Impairment of Long-Lived Assets

The Company reviews the carrying values of its long-lived and intangible assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable.  In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets.  The factors considered by management in performing this assessment include current operating results, trends, and prospects, as well as the effects of obsolescence, demand, competition, and other economic factors.  For the years ended December 31, 2009 and December 31, 2010, the Company has not incurred an impairment loss on any of its long-lived assets.

Revenue Recognition

Revenue is recognized when oil and gas is sold, fees are fixed or determinable and collectability is reasonably assured.

Income Taxes

The Company, as a limited liability company ("LLC"), is not subject to federal and state income tax.  The Company’s taxable income or loss is allocated to its member based on the member’s ownership interest in the LLC.  The member’s tax status, in turn, determines the appropriate income tax for its allocated share of the Company’s taxable income or loss.  Limited liability companies are subject to a fee based tax in the State of Kentucky with an annual minimum tax of $175.

KYTX PIPELINE, LLC
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Comprehensive Income (Loss)

The Company reports and displays its components of comprehensive income or loss in its financial statements with the same prominence as other financial statement amounts.  For the years ended December 31, 2010 and 2009, the Company had no other component of comprehensive loss other than its net loss as reported within the statements of operations.

Recent Accounting Pronouncements

There were various updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company's financial position, results of operations or cash flows.

Reclassifications

Certain amounts in the 2009 financial statements have been reclassified for comparative purposes to conform to the current year presentation.

3.           CONCENTRATION OF CREDIT RISK AND ECONOMIC DEPENDENCY

The Company currently maintains substantially all of its day-to-day operating cash with a major financial institution.  At times, cash balances may be in excess of the $250,000 amount insured by the Federal Deposit Insurance Corporation ("FDIC").  Management believes the financial risk associated with these balances is minimal and has not experienced any losses to date.

The Company currently provides its pipeline transportation services to an affiliate having the same member as the Company and is its sole customer.

KYTX PIPELINE, LLC
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

4.           GOING CONCERN

The Company is in the exploration stage, has minimal revenues and has incurred losses from operations of $1,215,806 since inception and has used $445,293 in cash for operating activities since inception.  Due to the Company’s sustained losses, additional debt and equity financing may be required by the Company to fund its activities and to support operations.  There is no assurance that the Company will be able to obtain additional financing.  Furthermore, the Company's existence is dependent upon management's ability to develop profitable operations.  These factors, among others, raise substantial doubt that the Company will be able to continue as a going concern.

Management is currently devoting substantially all of its efforts to complete a transfer of its membership interest with an oil and gas exploration and production company as further described in Note 8.  There can be no assurance that the Company's efforts will be successful, or that those efforts will translate in a beneficial manner to the Company. The accompanying statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

5.           TRANSACTIONS WITH AFFILIATES

The Company provides its pipeline transportation services to an affiliate having the same member as the Company in exchange for non-interest bearing advances for the affiliate’s operating needs.  The Company’s receivables are due from the drilling and oil and gas property affiliates and are shown net of any advances due to the respective affiliate in accordance with ASC 210-20-05, Offsetting.  As of December 31, 2010 and 2009, the respective amounts due from and to the Company’s affiliates were as follows:

December 31, 2010	Receivable	(Payable)	Net

KYTX Drilling, LLC	$63,259	$(3,640)	$59,619
KYTX Oil and Gas, LLC	469,256	(877,777)	(408,521)

Total	$532,785	$(881,417)	$(348,632)

December 31, 2009	Receivable	(Payable)	Net

KYTX Drilling, LLC	$62,000	$(3,000)	$59,000
KYTX Oil and Gas, LLC	443,345	(827,514)	(384,169)

Total	$505,345	$(830,514)	$(325,169)

KYTX PIPELINE, LLC
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

6.           PROPERTY, PLANT AND EQUIPMENT

The Company has approximately a twenty-five (25) mile pipeline network with the capacity to transport and deliver up to approximately 9,000,000 mcf of natural gas resources in Knox County, Kentucky.

On February 11, 2009, the Company acquired its pipeline and related assets in Knox County, Kentucky from a related party, with an original cost basis of $1,554,212, in exchange for membership interest in the Company.

Property, plant and equipment consist of the following at December 31:

	2010	2009

Pipeline, plant and equipment	$1,501,576	$1,501,576
Furniture, fixtures and other equipment	52,636	52,636
	1,554,212	1,554,212
Less: accumulated depreciation	(756,095)	(424,000)

Net	$798,117	$1,130,212

Depreciation expense was $332,095 and $424,000 for the years ended December 31, 2010 and 2009, respectively.

7.           COMMITMENTS AND CONTINGENCIES

On January 1, 2010, the Company entered into a gas purchase and transportation agreement with an affiliated entity, KYTX Oil and Gas, LLC, which has the same member as the Company.  Pursuant to the agreement, KYTX Oil and Gas LLC is to deliver its natural gas produced to the Company's pipeline system for sale and transportation.  The Company purchases up to 10,000 Mcf per day at the Inside FERC's Gas Market Report monthly rate index minus $0.65 per Mcf.  This agreement is effective until terminated by the Company or KYTX Pipeline, LLC upon a forty-five (45) day written notice.

On November 6, 2009, the Company entered into a sixty (60) month, non-cancellable operating lease agreement for the rental of its current facilities.  Per the terms of the lease, rent in the amount of $1,500 per month is due and payable on the 1st day of each month.  The Company may renew the lease for an additional 60 months following the original lease term.  Future minimum rents under this lease agreement are as follows:

KYTX PIPELINE, LLC
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

7.           COMMITMENTS AND CONTINGENCIES (Continued)

Year ending December 31,	Amount

2011	$18,000
2012	18,000
2013	18,000
2014	15,000
Thereafter	-
Totals	$69,000

The Company also leases certain equipment for compression equipment under one (1) year, non-cancellable operating lease agreements.  The agreements commenced at various dates in 2009 and are payable in amounts ranging from $3,800 to $8,750 per month.  Following the one (1) year anniversary of each agreement, the lease term converts to month-to-month basis thereafter.  As of December 31, 2010, the leases were on a month-to-month basis.  Equipment rental expense was $135,505 and $257,563 for the years ended December 31, 2010 and 2009, respectively, and are included in lease operating costs within the Company's statements of operations.

The Company is also subject to certain outside claims and litigation arising in the ordinary course of business. In the opinion of the Company’s management, based on consultation with legal counsel, the outcome of such matters are not expected to have a material effect on the Company’s financial position or results of operations.

8.           SUBSEQUENT EVENTS

On April 12, 2011, the Company’s sole member entered into a membership interest purchase and sale agreement ("MIPSA") with Alamo Energy Corp ("Alamo").  Under the terms of the MIPSA, Alamo acquired 100% of the Company’s membership interest, along with the related affiliate entities, in exchange for cash and common stock of Alamo.  In addition, Alamo entered into a development agreement whereby Alamo will fund and further develop the Company’s existing pipeline assets as well as seek to acquire additional pipeline within the specified development area in Kentucky.  As a result of the transaction, the Company became a wholly owned subsidiary of Alamo.

The Company has evaluated its subsequent events through June 13, 2011, the date these financial statements were available to be issued.

KYTX DRILLING, LLC
(An Exploration Stage Company)
REPORT AND FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

INDEPENDENT AUDITOR'S REPORT

To the Member of
KYTX Drilling, LLC

We have audited the accompanying balance sheets of KYTX Drilling, LLC (an exploration stage company) as of December 31, 2010 and 2009, and the related statements of operations, member’s equity (deficit) and cash flows for the years then ended and for the period from inception (February 11, 2009) through December 31, 2010.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of KYTX Drilling, LLC as of December 31, 2010 and 2009 and the results of its operations and its cash flows for the years then ended and for the period from inception (February 11, 2009) through December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 4, the Company has incurred an operating loss and has an accumulated deficit.  These conditions raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 4.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Q Accountancy Corporation

Laguna Hills, California
June 3, 2011

KYTX DRILLING, LLC
(An Exploration Stage Company)
BALANCE SHEETS
DECEMBER 31, 2010 AND 2009

ASSETS
	2010	2009
Current assets:
Cash and cash equivalents	$400	$223
Receivables from affiliates	-	-

Total current assets	400	223

Property, plant and equipment
Drilling rig, machinery and equipment	224,423	224,423
Furniture, fixtures and other	61,422	61,422
Less: accumulated depreciation and amortization	(244,755)	(124,300)
Net property, plant and equipment	41,090	161,545

Total assets	$41,490	$161,768

LIABILITIES AND MEMBER’S EQUITY (DEFICIT)

Current liabilities
Accounts payable	$-	$3,402
Accrued liabilities	175	175
Payable to affiliates	149,030	146,309
Total current liabilities	149,205	149,886

Commitments and contingencies	-	-

Member’s Equity (Deficit):
Member’s capital	368,820	330,045
Deficit accumulated during exploration stage	(476,535)	(318,163)
Total member’s equity (deficit)	(107,715)	11,882

Total liabilities and member’s equity (deficit)	$41,490	$161,768

See accompanying notes to financial statements.

KYTX DRILLING, LLC
(An Exploration Stage Company)
STATEMENTS OF OPERATIONS

	Year Ended December 31, 2010	Year Ended December 31, 2009	Inception (February 11, 2009) through December 31, 2010

Revenues	$-	$-	$-

Operating costs and expenses:
Lease operating and drilling costs	5,136	26,894	32,030
Depreciation and amortization	120,455	124,300	244,755
Salaries, wages and related expense	-	64,660	64,660
Insurance expense	20,715	47,295	68,010
Other general and administrative	10,960	50,368	61,328

Total operating costs and expenses	157,266	313,517	470,783

Loss from operations	(157,266)	(313,517)	(470,783)

Interest expense	(931)	(4,471)	(5,402)

Loss before provision for income taxes	(158,197)	(317,988)	(476,185)

Provision for income taxes	175	175	350

Net loss	$(158,372)	$(318,163)	$(476,535)

See accompanying notes to financial statements.

KYTX DRILLING, LLC
(An Exploration Stage Company)
STATEMENTS OF MEMBER’S EQUITY (DEFICIT)
FOR THE PERIOD FROM INCEPTION (FEBRUARY 11, 2009) THROUGH DECEMBER 31, 2010

	Member’s Capital	Deficit Accumulated During Exploration Stage	Total Member’s Equity (Deficit)

Balance, February 11, 2009	$-	$-	$-

Assets contributed for membership interest	285,845	-	285,845

Member contributions	44,200	-	44,200

Net loss	-	(318,163)	(318,163)

Balance, December 31, 2009	330,045	(318,163)	11,882

Member contributions	38,775	-	38,775

Net loss		(158,372)	(158,372)

Balance, December 31, 2010	$368,820	$(476,535)	$(107,715)

See accompanying notes to financial statements.

KYTX DRILLING, LLC
(An Exploration Stage Company)
STATEMENTS OF CASH FLOWS

	Year Ended December 31, 2010	Year Ended December 31, 2009	Inception (February 11, 2009) through December 31, 2010
Cash flows from operating activities:
Net loss	$(158,372)	$(318,163)	$(476,535)

Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	120,455	124,300	244,755

Changes in operating assets and liabilities:
Increase (decrease) in accounts payable	(3,402)	3,402	-
Increase in accrued liabilities	-	175	175

Net cash used in operating activities	(41,319)	(190,286)	(231,605)

Cash flows from financing activities:
Advances from (to) affiliates, net	2,721	146,309	149,030
Member contributions	38,775	44,200	82,975

Net cash provided by financing activities	41,496	190,509	232,005

Net increase in cash	177	223	400

Cash and cash equivalents, beginning of year	223	-	-

Cash and cash equivalents, end of year	$400	$223	$400

Supplemental Cash Flow Information
Cash paid for:
Interest	$931	$4,471	$5,402
Income taxes	$-	$-	$-
Non-cash transactions:
Acquisition of property and equipment	$-	$285,845	$285,845

See accompanying notes to financial statements.

KYTX DRILLING, LLC
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

1.	BUSINESS AND ORGANIZATION

KYTX Drilling, LLC (the "Company"), was formed as a limited liability company in the State of Kentucky on February 11, 2009.  The Company is engaged in the drilling and development of oil and gas properties primarily in Knox County, Kentucky.  The Company’s principal business is the drilling of leasehold interests in petroleum and natural gas rights, either directly or indirectly, and the exploitation and development of properties subject to these leases.  The Company has not any significant revenues from its principal business and is still developing its hydrocarbon resources and therefore is considered in the exploration stage as defined by ASC 915, Development Stage Entities.

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses.  Actual amounts could materially differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less when purchased, to be cash equivalents.

Fair Value of Financial Instruments

The Company is required to estimate the fair value of all financial instruments included on its balance sheet.  The carrying value of cash, accounts receivable, due to/from affiliates, accounts payable and accrued liabilities approximate their fair value due to the short period to maturity of these instruments.

Property and Equipment

Property and equipment are stated at cost.  Expenditures for major additions and improvements are capitalized and minor replacements, maintenance, and repairs are charged to expense as incurred.  When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period.

KYTX DRILLING, LLC
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and Equipment (Continued)

Depreciation of property and equipment is computed using the straight-line method over the estimated useful lives of the assets, which range from three to ten years.  Leasehold improvements are amortized over the shorter of the estimated useful life of the asset or the related lease term.

Impairment of Long-Lived Assets

The Company reviews the carrying values of its long-lived and intangible assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable.  In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets.  The factors considered by management in performing this assessment include current operating results, trends, and prospects, as well as the effects of obsolescence, demand, competition, and other economic factors.  For the years ended December 31, 2009 and December 31, 2010, the Company has not incurred an impairment loss on any of its long-lived assets.

Revenue Recognition

Revenue is recognized when evidence of an arrangement exists, services are performed, fees are fixed or determinable and collectability is reasonably assured.

Income Taxes

The Company, as a limited liability company ("LLC"), is not subject to federal and state income tax.  The Company’s taxable income or loss is allocated to its member based on the member’s ownership interest in the LLC.  The member’s tax status, in turn, determines the appropriate income tax for its allocated share of the Company’s taxable income or loss.  Limited liability companies are subject to a fee based tax in the State of Kentucky with an annual minimum tax of $175.

KYTX DRILLING, LLC
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Comprehensive Income (Loss)

The Company reports and displays its components of comprehensive income or loss in its financial statements with the same prominence as other financial statement amounts.  For the years ended December 31, 2010 and 2009, the Company had no other component of comprehensive loss other than its net loss as reported within the statements of operations.

Recent Accounting Pronouncements

There were various updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company's consolidated financial position, results of operations or cash flows.

Reclassifications

Certain amounts in the 2009 financial statements have been reclassified for comparative purposes to conform to the current year presentation.

3.           CONCENTRATION OF CREDIT RISK AND ECONOMIC DEPENDENCY

The Company currently maintains substantially all of its day-to-day operating cash with a major financial institution.  At times, cash balances may be in excess of the $250,000 amount insured by the Federal Deposit Insurance Corporation ("FDIC").  Management believes the financial risk associated with these balances is minimal and has not experienced any losses to date.

The Company currently provides its drilling services to an affiliate having the same member as the Company and is its sole customer.

KYTX DRILLING, LLC
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

4.           GOING CONCERN

The Company is in the exploration stage, has minimal revenues and has incurred losses from operations of $476,535 since inception and has used $231,605 in cash for operating activities since inception.  Due to the Company’s sustained losses, additional debt and equity financing may be required by the Company to fund its activities and to support operations.  There is no assurance that the Company will be able to obtain additional financing.  Furthermore, the Company's existence is dependent upon management's ability to develop profitable operations.  These factors, among others, raise substantial doubt that the Company will be able to continue as a going concern.

Management is currently devoting substantially all of its efforts to complete a transfer of its membership interest with an oil and gas exploration and production company as further described in Note 8.  There can be no assurance that the Company's efforts will be successful, or that those efforts will translate in a beneficial manner to the Company. The accompanying statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

5.           TRANSACTIONS WITH AFFILIATES

The Company receives the majority of its drilling and pipeline transportation services from affiliates having the same member as the Company in exchange for non-interest bearing advances for the affiliate’s operating needs.  The Company’s receivables are due from the drilling and pipeline affiliates and are shown net of any advances due to the respective affiliate in accordance with ASC 210-20-05, Offsetting.  As of December 31, 2010 and 2009, the respective amounts due from and to the Company’s affiliates were as follows:

December 31, 2010	Receivable	(Payable)	Net

KYTX Oil and Gas, LLC	$20,844	$(109,985)	$(89,141)
KYTX Pipeline, LLC	3,640	(63,259)	(59,619)

Total	$24,484	$(173,244)	$(148,760)

December 31, 2009	Receivable	(Payable)	Net

KYTX Oil and Gas, LLC	$10,807	$(98,116)	$(87,309)
KYTX Pipeline, LLC	3,000	(62,000)	(59,000)

Total	$13,807	$(160,116)	$(146,309)

KYTX DRILLING, LLC
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010 AND 2009

6.           PROPERTY, PLANT AND EQUIPMENT

The Company has drilling and well servicing equipment, including one (1) drilling rig and one (1) servicing rig to exploit hydrocarbon resources in Knox County, Kentucky.

On February 11, 2009, the Company acquired its drilling assets in Knox County, Kentucky from a related party, with an original cost basis of $285,845, in exchange for membership interest in the Company.

Property, plant and equipment consist of the following at December 31:

	2010	2009

Drilling rig, machinery and equipment	$224,423	$224,423
Furniture, fixtures and other equipment	61,422	61,422
	285,845	285,845
Less: accumulated depreciation and amortization	(244,755)	(124,300)
Net	$41,090	$161,185

Depreciation expense was $120,455 and $124,300 for the years ended December 31, 2010 and 2009, respectively.

7.           COMMITMENTS AND CONTINGENCIES

The Company is subject to certain outside claims and litigation arising in the ordinary course of business. In the opinion of the Company’s management, based on consultation with legal counsel, the outcome of such matters are not expected to have a material effect on the Company’s financial position or results of operations.

8.           SUBSEQUENT EVENTS

On April 12, 2011, the Company’s sole member entered into a membership interest purchase and sale agreement ("MIPSA") with Alamo Energy Corp ("Alamo").  Under the terms of the MIPSA, Alamo acquired 100% of the Company’s membership interest, along with the related affiliate entities, in exchange for cash and common stock of Alamo.  In addition, Alamo entered into a development agreement whereby Alamo will fund and further utilize the Company’s existing drilling assets as well as seek to acquire additional drilling equipment within the specified development area in Kentucky.  As a result of the transaction, the Company became a wholly owned subsidiary of Alamo.

The Company has evaluated its subsequent events through June 13, 2011, the dates these financial statements were available to be issued.

(b) Pro Forma Financial Information.

The following is the unaudited pro forma combined financial information of the Registrant and its subsidiaries giving effect to the Registrant’s acquisition of the Operating Entities.

Alamo Energy Corp.
Introduction To Pro Forma Condensed
Combined Financial Statements
(Unaudited)

The following unaudited pro forma condensed combined financial statements give effect to the acquisition by Alamo Energy Corp. (the “Company”) of 100% membership interest of KYTX Oil and Gas, LLC, KYTX Drilling, LLC, and KYTX Pipeline, LLC (collectively, “KYTX”, or the "Operating Entities").

On April 12, 2011, the Company acquired substantially all of the assets and assumed the liabilities of KYTX pursuant to Membership Interest Purchase and Sale Agreement ("MIPSA"). The Company’s former owners remain as controlling stockholders following the transaction. Accordingly, the acquisition of the Operating Entities' assets are being accounted for under the acquisition method of accounting for the purposes of this Current Report on Form 8-K.  The Company is deemed the acquirer for financial reporting purposes and the Operating Entities are deemed the acquired companies. Consequently, the future financial statements of the Company will include the assets, liabilities and operations of KYTX from the date of acquisition. The purchase price of KYTX will be allocated to the fair value of the tangible and intangible assets acquired and liabilities assumed.  Any excess cost will be accounted for as goodwill.  The unaudited pro forma information is presented for illustration purposes only in accordance with the assumptions set forth below and in the notes to the pro forma condensed combined financial statements.

The unaudited pro forma condensed combined balance sheet as of January 31, 2011 combines the balance sheets of the Company and KYTX and gives pro forma effect to the above transaction as if it happened on the balance sheet date. The unaudited pro forma condensed combined statements of operations for the fiscal year ended April 30, 2010 combine the statement of operations of the Company and KYTX for fiscal year then ended and for the nine months ended January 31, 2011 giving pro forma effect to these transactions as if they were completed on May 1, 2009 and May 1, 2010, respectively.

The unaudited pro forma balance sheet and statements of operations should be read in conjunction with the separate historical financial statements of KYTX appearing elsewhere herein, and the historical financial statements of the Company, as filed with the Securities and Exchange Commission and issued on Form 10K/A for the fiscal year ended April 30, 2010. These pro forma condensed combined financial statements may not be indicative of what would have occurred if the acquisition had actually occurred on the indicated dates and they should not be relied upon as an indication of future results of operations.

ALAMO ENERGY CORP.
(AN EXPLORATION STAGE COMPANY)
PRO FORMA BALANCE SHEET
JANUARY 31, 2011
(Unaudited)

Alamo Energy Corp.	KYTX Oil & Gas, LLC	KYTX Pipeline, LLC	KYTX Drilling, LLC	Pro Forma Adjustments	Pro Forma

ASSETS

Current assets
Cash and cash equivalents	$2,614	$57,731	$16,705	$10	$			$77,060
Accounts receivable	41,764	-	-	-		-		41,764
Receivables from affiliates	-	506,960	-	-		(506,960)	(a)	-
Prepaid expenses and deposits	14,212	-	-	-		-		14,212
Total current assets	58,590	564,691	16,705	10		(506,960)		133,036

Property, plant and equipment
Oil and gas properties								-
Proved	300,000	144,569	-	-				444,569
Unproved	898,931	312,784	-	-				1,211,715
Wells, pipeline, machinery and equipment	-	1,357,755	1,501,576	224,423				3,083,754
Furniture, fixtures and other	5,296	377,345	52,636	61,422				496,699
Less: accumulated depletion, depreciation and amortization	(26,291)	(726,885)	(782,945)	(254,790)				(1,790,911)

Property, plant and equipment, net	1,177,936	1,465,568	771,267	31,055		-		3,445,826

Goodwill and other intangibles	-	-	-	-		4,456,241	(c)	4,456,241

Total assets	$1,236,526	$2,030,259	$787,972	$31,065		$3,949,281		$8,035,103

LIABILITIES AND STOCKHOLDERS'/MEMBER'S EQUITY (DEFICIT)

Current liabilities
Accounts payable and accrued expenses	130,071	21,128	2,274	175	400,000	(b)	553,648
Accrued interest	137,787	-	-	-	-		137,787
Payable to affiliates	-	-	357,888	149,072	(506,960)	(a)	-
Total current liabilities	267,858	21,128	360,162	149,247	(106,960)		691,435

Senior secured convertible promissory notes, net of discount of 922,661 and $808,956 respectively	702,244	-	-	-	-		702,244
Total liabilities	970,102	21,128	360,162	149,247	(106,960)		1,393,679

Stockholders'/Member's Equity (Deficit)
Common stock, $0.001 par value, 975,000,000 shares
authorized, 48,668,520 and 57,168,520 issued and outstanding, respectively	48,669	-	-	-	8,500	(b)	57,169
Additional paid-in capital	1,638,351	-	-	-	6,366,500	(b)	8,004,851
Member's capital	-	3,051,714	1,677,492	368,820	(5,098,026)	(c)	-
Accumulated deficit during exploration stage	(1,420,596)	(1,042,583)	(1,249,682)	(487,002)	2,779,267	(c)	(1,420,596)
Total stockholders'/member's equity (deficit)	266,424	2,009,131	427,810	(118,182)	4,056,241		6,641,424

Total liabilities and stockholders'/member's equity (deficit)	1,236,526	$2,030,259	$787,972	$31,065	$3,949,281		$8,035,103

(a)	To eliminate affiliated receivables and payables between the KYTX Operating Entites.

(b)
Issuance of 8,500,000 shares of Alamo Energy Corp. common stock for the acquisition of 100% membership interest in the KYTX Operating Entities, including cash due at closing of $400,000.  The common stock was valued at $0.75 per share based on concurrent issuances by Alamo Energy Corp.

(c)
Consolidation of KYTX Operating Entities.  For the purposes of this proforma, all assets and liabilities of KYTX were value at book value with the excess of cost over the assets acquired recorded as Goodwill.  The Company will value the identifiable tangible and intangible assets acquired and liabilities assumed, with the remaining excess to goodwill within the prescribed one (1) year period.

ALAMO ENERGY CORP.
(AN EXPLORATION STAGE COMPANY)
PRO FORMA STATEMENT OF OPERATIONS
FOR THE NINE MONTHS JANUARY 31, 2011
(Unaudited)

	Alamo Energy Corp	KYTX Oil & Gas, LLC	KYTX Pipeline, LLC	KYTX Drilling, LLC	Pro Forma Adjustments	Pro Forma

Oil and gas revenues	$154,018	$234,477	$95,106	$-	$	$483,601

Operating costs and expenses
Lease operating and production costs	87,091	43,283	95,397	-		225,771
Depletion, depreciation and amortization	17,464	297,945	295,168	63,545		674,122
Wage related expenses and guaranteed payments	136,697	131,856	72,381	-		340,934
Legal and professional fess	144,044	16,607	500	-		161,151
Other general and administrative	121,698	97,127	17,150	9,032		245,007
Total operating costs and expenses	506,994	586,818	480,596	72,577		1,646,985

Loss from operations	(352,976)	(352,341)	(385,490)	(72,577)		(1,163,384)

Interest expense and debt discount amortization	(565,358)	-	(10)	(2)		(565,370)

Net loss before provision for income taxes	(918,334)	(352,341)	(385,500)	(72,579)		(1,728,754)

Provision for income taxes	-	175	175	175		525

Net loss	$(918,334)	$(352,516)	$(385,675)	$(72,754)	$	$(1,729,279)

ALAMO ENERGY CORP.
(AN EXPLORATION STAGE COMPANY)
PRO FORMA STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED APRIL 30 , 2010
(Unaudited)

	Alamo Energy Corp.	KYTX Oil & Gas, LLC	KYTX Pipeline, LLC	KYTX Drilling, LLC	Pro Forma Adjustments	Pro Forma

Oil and gas revenues	$65,431	$146,518	$95,106	$-	$	$307,055

Operating costs and expenses
Lease operating and production costs	23,577	362,299	95,397	-		481,273
Depletion, depreciation and amortization	8,827	350,228	295,168	63,545		717,768
Wage related expenses and guaranteed payments	73,768	130,492	72,381	-		276,641
Legal and professional fess	233,863	8,944	500	-		243,307
Other general and administrative	116,911	66,240	17,150	9,032		209,333
Total operating costs and expenses	456,946	918,203	480,596	72,577		1,928,322

Loss from operations	(391,515)	(771,685)	(385,490)	(72,577)		(1,621,267)

Interest expense and debt discount amortization	(110,747)	-	(10)	(2)		(110,759)

Net loss before provision for income taxes	(502,262)	(771,685)	(385,500)	(72,579)		(1,732,026)

Provision for income taxes	-	175	175	175		525

Net loss	$(502,262)	$(771,860)	$(385,675)	$(72,754)	$	$(1,732,551)

ALAMO ENERGY CORP.
(AN EXPLORATION STAGE COMPANY)
PRO FORMA (COMBINED) SUPPLEMENTAL OIL AND GAS RESERVE INFORMATION
(Unaudited)

	Alamo Energy Corp. (a)		KYTX Oil and Gas, LLC (b)		Pro Forma Combined
	Oil	Gas	Oil	Gas	Oil	Gas
	(Bbls)	(Mcf)	(Bbls)	(Mcf)	(Bbls)	(Mcf)

Reserve Quantities (c)
Proved Developed Reserves
Balance, beginning of period	-	-	-	-	-	-
Extensions and discoveries	-	-	-	-	-	-
Purchases	10,462	-	6,011	3,015,641	16,473	3,015,641
Production	(1,658)	-	-	-	(1,658)	-
Balance, end of period	8,804	-	6,011	3,015,641	14,815	3,045,271

Proved Undeveloped Reserves
Balance, end of period	7,205	-	14,123	9,404,976		9,426,304

Total Proved	16,009	-	20,134	12,420,617	14,815	12,471,575

ALAMO ENERGY CORP.
(AN EXPLORATION STAGE COMPANY)
PRO FORMA (COMBINED) SUPPLEMENTAL OIL AND GAS RESERVE INFORMATION
(Unaudited)

	Alamo Energy Corp. (a)	KYTX Oil & Gas, LLC (b)	Pro Forma Combined
Standardized Measure of Discounted Future Net Cash Flows (d)
Future cash flows	$965,060	$62,818,514	$63,783,574
Future production costs	(178,314)	(29,575,460)	(29,753,774)
Future development costs	(250,000)	(13,717,300)	(13,967,300)
Future income taxes	-	-	-
Future net cash flows before discount	536,746	19,525,754	20,062,500
Present value discount @ 10%	(208,060)	(16,185,389)	(16,393,449)
Standardized measure of discounted future net cash flows	$328,686	$3,340,365	$3,669,051

Changes in the Standardized Measure of Discounted Future Net Cash Flows (d)
Standardized measure of discounted future net cash flows, beginning of period	$-	$-	$-
Purchases of reserves in place	965,060	62,818,514	63,783,574
Changes in estimated future production and development costs	(597,520)	(59,188,304)	(59,785,824)
Sales of oil and gas produced, net of production costs	(41,854)	(289,845)	(331,699)
Net changes in income taxes	-	-	-
Standardized measure of discounted future net cash flows, end of period	$325,686	$3,340,365	$3,666,051

(a)
Reserve and Standardized Measure of Discount Cash Flow information is provided based on the Alamo's latest reserve study as of April 30, 2010, Alamo's fiscal year end.  All proved reserves for Alamo are located in Texas.

(b)
Reserve and Standardized Measure of Discount Cash Flow information is provided based on the KYTX's latest reserve study as of December 31, 2010, KYTX's year end.  All proved reserves for KYTX are located in Kentucky.

(c)
The determination of oil and gas reserves is based on estimates, which are highly complex and interpretive and should not be viewed as an indication of actual reserve quantities or results to be achieved.  The estimates are subject to change as additional information becomes available.

(d)	-
The standardized measure of discounted future net cash flows should not be viewed as an indication of fair market value of oil and natural gas production properties, or of the future cash flows expected to be generated there from.  The information presented does not give recognition to future changes in estimated reserves, selling prices or costs.

(d) Exhibits.

The following exhibit is filed with this report on Form 8-K.

Exhibit Number	Description of Exhibit
10.1	Membership Interest Purchase and Sale Agreement dated April 12, 2011
10.2	Registration Rights Agreement pursuant to the Membership Interest Purchase and Sale Agreement dated April 12, 2011
10.3	Lock-Up Agreement pursuant to the Membership Interest Purchase and Sale Agreement dated April 12, 2011
10.4	Additional Shares Agreement pursuant to the Membership Interest Purchase and Sale Agreement dated April 12, 2011
10.5	Development Agreement pursuant to the Membership Interest Purchase and Sale Agreement dated April 12, 2011
10.6	Accounting Services Agreement pursuant to the Membership Interest Purchase and Sale Agreement dated April 12, 2011
10.7	Form of Senior Secured Convertible Promissory Note under the Note and Warrant Purchase Agreement dated November 2009
10.8	Form of Warrant under the Note and Warrant Purchase Agreement dated November 2009
10.9	Note and Warrant Purchase Agreement dated April 12, 2011
10.10	Form of Amended and Restated Senior Secured Convertible Promissory Note under the Note and Warrant Purchase Agreement dated April 12, 2011
10.11	Form of Amended and Restated Warrant under the Note and Warrant Purchase Agreement dated April 12, 2011
10.12	Registration Rights Agreement under the Note and Warrant Purchase Agreement dated April 12, 2011
10.13	Security Agreement pursuant to the Note and Warrant Purchase Agreement dated April 12, 2011
99.1	Press release dated April 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Alamo Energy Corp.

Date: June 16, 2011	By:	/s/ Allan Millmaker
Allan Millmaker Chief Executive Officer